EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Christopher Every, Chief Executive Officer of Enhance Biotech, Inc. (the Company) and Linden J.H. Boyne, Chief Financial Officer of the Company, do each certify, pursuant to 18 U.S.C. ss. 1350, that:

            1. The annual report on Form 10-QSB of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Christopher Every
                                        ----------------------------------------
                                        Christopher Every
                                        Chief Executive Officer
                                        Dceember13, 2004


                                        /s/ Linden J H Boyne
                                        ----------------------------------------
                                        Linden J H Boyne
                                        Chief Financial Officer
                                        December 13, 2004